Exhibit 10.17

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

Execution Version

Request for Waiver

(DFC/9000083212)

This Waiver (this “Waiver”) is made and entered into as of April 9 , 2025 by and between TETRA4 PROPRIETARY LIMITED, a limited liability company duly registered and validly existing under the laws of the Republic of South Africa (the “Borrower”), and UNITED STATES INTERNATIONAL DEVELOPMENT FINANCE CORPORATION, an agency of the United States of America (“DFC”). Capitalized terms used herein and not otherwise defined herein (including in the recitals) shall have the respective meanings ascribed thereto in the Agreement (as hereinafter defined).

RECITALS

WHEREAS, the Borrower and DFC entered into that certain Finance Agreement, dated as of August 20, 2019 (as the same may be amended, supplemented or otherwise modified from time to time, the “Agreement”);

[***]

WHEREAS, the Sponsor is in the process of raising additional capital for the purpose of making additional equity contributions to the Borrower in at least three instalments in an amount equal to $10,000,000 on or before April 30, 2025, an amount equal to $10,000,000 on or before May 31, 2025, and an amount equal to $10,000,000 on or before June 30, 2025 (or, in each case, the equivalent in South African Rand) (the “Equity Contributions”) to fund (i) the expansion of the Project by drilling up to fourteen new wells and constructing the related gas gathering infrastructure and compressor station (collectively, the “Project 1C Expansion“) [***];

NOW, THEREFORE, in consideration of the premises and of the agreements and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

WAIVERS

[***]

ARTICLE II

REPRESENTATIONS AND WARRANTIES; UNDERTAKINGS AND AMENDMENTS

Section 2.1 [***]

Section 2.2 Undertakings and Amendments

(a)
The Borrower undertakes for the benefit of DFC to achieve Project Completion by January 31, 2026. DFC and the Borrower each agree that paragraph (c) of Section 6.01 (Project Completion) of the Finance Agreement is hereby amended to read as follows:

“cause Project Completion to be achieved on or prior to January 31, 2026.”.

(b)
The Borrower undertakes for the benefit of DFC to (i) register the Servitude Security; and (ii) provide DFC with evidence of such registration with the appropriate Deeds Office in the Project Country by no later than March 31, 2025. DFC and the Borrower each agree that Section 6.09 (f) of the Finance Agreement is hereby amended by replacing the words “March 31, 2025” with “January 31, 2026”.
(c)
DFC and the Borrower each agree that the definition of “Project Completion” in Schedule X to the Finance Agreement is hereby amended and restated in its entirety to read as follows:

““Project Completion” means the issuance of (i) the Taking-Over Certificate (as defined in the EPC Contract (Gas Gathering) by the Borrower pursuant to the EPC Contract (Gas Gathering); (ii) a project completion report by the Independent Engineer to DFC in form and substance satisfactory to DFC (which report shall include confirmation by the Independent Engineer in form and substance satisfactory to DFC that the Project is able to recover sufficient helium and natural gas from the wells included in the Project to operate the Liquefaction Plant at name plate capacity equal to 50 tons of LNG and 350 kg of helium per day and has operated the Liquefaction Plant at such name plate capacity for a continuous period of time exceeding three months; and (iii) a Project completion certificate in form and substance acceptable to DFC (after consultation with the Independent Engineer).”

(d)
DFC and the Borrower each agree that Schedule 3.01(d) of the Finance Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 1 to this Waiver.
(e)
The Borrower shall cause the Sponsor to make the Equity Contributions in three instalments by April 30, 2025, May 31, 2025 and June 30, 2025, respectively, and agrees that the failure by the Sponsor to cause the Equity Contributions to be made to the Borrower by such dates shall constitute an Event of Default pursuant to Section 8.01(d) of the Finance Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1 Limitation of Waiver

Except as expressly provided herein, this Waiver shall not limit or otherwise adversely affect DFC’s rights under the Finance Agreement or any other Financing Document. DFC reserves the right to insist on strict compliance with the terms of the Finance Agreement, and the Borrower expressly acknowledges such reservation of rights. The grant of this Waiver will not, either alone or taken with other waivers of (or forbearance in connection with) any provision of any Finance

Document or Transaction Document, be deemed to create or be evidence of a course of conduct. Any future or additional waiver of any provision of any Financing Document or Transaction Document shall be effective only if set forth in a writing separate and distinct from this Waiver and executed by an authorized representative of DFC. Except as explicitly provided in Section 2.2 (Undertakings and Amendments) of this Waiver, no portion of this Waiver shall under any circumstance be deemed to be an amendment of any provision of the Finance Agreement or any other Financing Document. [***]

Section 3.2 Incorporation By Reference

Sections 8.03 (Jurisdiction and Consent to Suit; Waivers), 8.05 (No Immunity), 9.01 (Notices), 9.03 (Governing Law) to 9.13 (Waiver of Litigation Payments) of the Agreement are hereby incorporated herein by reference and shall apply to this Agreement, mutatis mutandis, as if they had been fully set forth herein.

Section 3.3 Financing Document

This Waiver shall constitute a Financing Document.

[Signature pages follow]

IN WITNESS WHEREOF, each of the parties has caused this Waiver to be executed and delivered on its behalf by its authorized representative as of the date first above written.

TETRA4 PROPRIETARY LIMITED

By:	/s/ Nick Mitchell
Name:	Nick Mitchell
Title:	Chief Operating Officer

Tetra4 Proprietary Limited – DFC Project Number / 9000083212

Waiver ( April 2025) - Signature Page

UNITED STATES INTERNATIONAL DEVELOPMENT FINANCE CORPORATION

By:	/s/ Courtney Piper
Name:	Courtney Piper
Title:	Director, Asset Management

Tetra4 Proprietary Limited – DFC Project Number / 9000083212

Waiver ( April 2025) - Signature Page

SCHEDULE 1 TO THE WAIVER –

AMENDED AND RESTATED SCHEDULE 3.01(D) TO THE FINANCE AGREEMENT

SCHEDULE 3.01(d)

CAPITALIZATION

Tetra4 Proprietary Limited – DFC Project Number / 9000083212

Waiver ( April 2025) - Signature Page